                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JULY 27, 2000

                         ______________________________

                          RELIANT ENERGY, INCORPORATED
             (Exact name of registrant as specified in its charter)

          TEXAS                        1-3187                 74-0694415
(State or other jurisdiction   (Commission File Number)     (IRS Employer
    of incorporation)                                    Identification No.)


                  1111 LOUISIANA
                  HOUSTON, TEXAS                       77002
    (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

                         ______________________________

                         RELIANT ENERGY RESOURCES CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    1-13265                  76-0511406
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)


                  1111 LOUISIANA
                  HOUSTON, TEXAS                       77002
     (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (713) 207-3000

                         ______________________________
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This combined current report on Form 8-K is separately filed by Reliant Energy,
Incorporated (Reliant Energy) and Reliant Energy Resources Corp. (Resources Corp.). Information contained herein relating to Resources Corp. is filed by Reliant Energy and separately by Resources Corp. on its own behalf. Resources Corp. makes no representation as to information relating to Reliant Energy (except as it may relate to Resources Corp.) and its subsidiaries, or any other affiliate of Reliant Energy. References herein to the businesses and operations of Reliant Energy include the businesses and operations of Reliant Energy's subsidiaries, including Resources Corp.

ITEM 5. OTHER EVENTS.

          On July 27, 2000, Reliant Energy announced that it plans to file a business separation plan with the Texas Public Utility Commission under which it would divide into two publicly traded companies in order to separate its unregulated businesses from its regulated businesses. Upon receipt of necessary regulatory approvals, Reliant Energy plans an initial public offering (IPO) of approximately 20 percent of the common stock of a subsidiary that will hold its unregulated operations late this year or early in 2001, assuming market conditions remain favorable. Reliant Energy expects the IPO to be followed by a distribution to Reliant Energy's shareholders of the remaining stock of the unregulated company within twelve months after the IPO.

        The unregulated company is expected to own Reliant Energy's:

     . domestic unregulated power generation and energy trading and marketing operations,

     . retail electric, telecommunications and internet services businesses, and

     .  European power generation and energy trading and marketing operations.

These businesses are expected to include the trading and marketing and certain electric and gas retail operations of Resources Corp., which are expected to be merged into wholly owned subsidiaries of the unregulated company. The business separation plan also contemplates that in 2004 the unregulated company will receive from the regulated company cash equal to the market value of the regulated company's interest in its Texas regulated generation operations. In addition, the unregulated company will have an option to purchase the regulated company's interest in these operations at a price equal to the market value.

          Under the business separation plan, Reliant Energy would restructure its regulated operations into a holding company structure in which a new corporate entity would be formed as the parent with Reliant Energy's regulated businesses as subsidiaries. The regulated company is expected to own Reliant
Energy's:

     . electric transmission and distribution operations, its natural gas distribution businesses and, initially, its regulated electric generating assets in Texas,

     .  U.S. interstate pipelines and gas gathering operations, and

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     .  interests in energy distribution companies in Latin America.

          In connection with the formation of the new holding company for regulated businesses, Reliant Energy would transfer the stock of all of its subsidiaries to the new holding company and would transfer its regulated electric generating assets in Texas to a separate subsidiary of the new holding company until the stranded costs associated with those assets are valued in 2004. At that time, the unregulated company will have the right to exercise the option discussed above. As a result of the stock and asset transfers described above, Reliant Energy would become solely a transmission and distribution company, with its other businesses transferred to separate subsidiaries of the new holding company. Reliant Energy expects that the regulated holding company would be required to assume all of Reliant Energy's debt other than its first mortgage bonds, which would remain with Reliant Energy. The indebtedness of Reliant Energy's FinanceCo financing subsidiaries is expected to initially remain in place and be refinanced by the regulated holding company by the end of 2002.

          For additional information, please refer to Reliant Energy's press release filed with this current report as Exhibit 99.1 and the simplified organizational chart of the proposed business separation plan filed with this current report as Exhibit 99.2, which press release and organizational chart are incorporated herein by reference.

          The IPO and ultimate distribution of the stock of the unregulated company are subject to the development of definitive separation terms, further corporate approvals, market and other conditions, and government actions, including approval of the business separation plan by the Texas Public Utility Commission and receipt of a favorable Internal Revenue Service ruling that the distribution of stock would be tax-free to Reliant Energy and its shareholders for U.S. federal income tax purposes, as applicable. Aspects of the restructuring of Reliant Energy's regulated businesses would be subject to the approval of Reliant Energy's shareholders and approvals from the Securities and Exchange Commission under the Public Utility Holding Company Act and from the Nuclear Regulatory Commission. There can be no assurance that the IPO, the separation of Reliant Energy's unregulated and regulated businesses or the ultimate restructuring of Reliant Energy's regulated businesses will be completed as described or within the time periods outlined above.

          The IPO of Reliant Energy's unregulated businesses will be registered under the Securities Act of 1933 and such shares of common stock will only be offered and sold by means of a prospectus. This current report does not constitute an offer to sell or the solicitation of any offer to buy any securities of Reliant Energy's unregulated businesses, nor will there be any sale of any such securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

          This current report includes forward-looking statements. Actual events and results may differ materially from those projected. Factors that could affect actual results include the timing and impact of future regulatory and legislative decisions, changes in Reliant Energy's business plans, financial market conditions and other factors discussed in Reliant Energy's filings with the Securities and Exchange Commission.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits.

          The following exhibits are filed herewith:

          99.1  Press Release issued July 27, 2000

          99.2 Simplified Organizational Chart of Reliant Energy's proposed Business Separation Plan

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RELIANT ENERGY, INCORPORATED



Date: July 27, 2000           By: /s/ Mary P. Ricciardello
                                 ___________________________________
                                    Mary P. Ricciardello
                                    Senior Vice President and
                                    Chief Accounting Officer

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

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RELIANT ENERGY RESOURCES CORP.



Date: July 27, 2000           By:  /s/ Mary P. Ricciardello
                                  _______________________________________
                                    Mary P. Ricciardello
                                    Senior Vice President

                                       6
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                                 EXHIBIT INDEX


                 Exhibit
                 Number              Exhibit Description
                ---------            -------------------
                  99.1       Press Release issued July 27, 2000

                  99.2       Simplified Organizational Chart of
                             Reliant Energy's proposed Business
                             Separation Plan

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